UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876
                                  -----------

                           TEMPLETON CHINA WORLD FUND
                       -----------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period:  8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

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                                    (GRAPHIC)

                                                                   INTERNATIONAL

                           TEMPLETON CHINA WORLD FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Annual Report

Templeton China World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "China companies," as defined in the Fund's prospectus.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton China World Fund covers the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton China World Fund - Class A had a -1.10% cumulative total return. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index, which had a -3.32% cumulative total return for the same period.(1)

Also for comparison, the Standard & Poor's/International Finance Corporation (S&P/IFC) Investable China Index posted a +0.85% cumulative total return for the 12 months ended August 31, 2009.(2) In line with our long-term investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary beginning on page 7. For example, for the 10-year period ended August 31, 2009, the Fund's Class A shares delivered a +316.18% cumulative total return, compared with the MSCI Golden Dragon Index's +55.15% cumulative total return for the same period.(3) Please note that index performance information is provided for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.

(2.) Source: (C) 2009 Morningstar. The S&P/IFC Investable China Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of equity securities in China.

(3.) Source: (C) 2009 Morningstar. As of 8/31/09, the Fund's Class A 10-year average annual total return not including sales charges was +15.33%, compared with the +4.49% 10-year average annual total return for the MSCI Golden Dragon Index. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                Annual Report | 2

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                   (BAR CHART)

China                                       66.3%
Hong Kong                                   16.4%
Taiwan                                      13.7%
Cambodia                                     0.3%
U.S.                                         0.3%
Singapore                                    0.2%
Germany                                      0.1%
Short-Term Investments & Other Net Assets    2.7%

ECONOMIC AND MARKET OVERVIEW

China's 2009 second quarter gross domestic product growth accelerated to 8% from 6% in the first quarter, year-over-year.(4) This first quarterly acceleration in China's economic growth in two years boosted the half-year growth rate to 7% for the first half of 2009, compared with 9% for the first half of 2008.(4) Along with the government's expansionary credit policy, investment in fixed assets and infrastructure and consumer expenditures supported the growth. Comments from Premier Wen Jiabao indicated the government would maintain its current economic policy to ensure continued growth, while the Chinese central bank stressed its monetary policy would remain moderately loose. Foreign exchange reserves totaled US$2.1 trillion in June, making China the first country to exceed the US$2 trillion mark in reserves.(5)

The 2008 financial crisis drove significant corrections in global stock markets as extreme risk aversion led investors to shy away from most forms of investments including equities. Markets in the greater China region were no exception, as the MSCI Golden Dragon Index declined nearly 50% in U.S. dollar terms from the beginning of 2008 to reach a year-low in October 2008.(1) Markets subsequently traded sideways for about four months as governments globally implemented fiscal stimuli and loosened monetary policies to support their domestic economies and ease liquidity conditions. In November, China unveiled an unprecedented US$586 billion stimulus package, which focused on infrastructure development and social welfare. Taiwan and Hong Kong also announced fiscal measures aimed at supporting their local economies. Partly as a result of these efforts, stocks in the greater China region, which recovered much of their 2008 decline, returned +56.69% in the last six months of the reporting period and -3.32% for the 12 months.(1)

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to construct an action list from which we make our buy decisions. We also consider a company's price/earnings ratio, profit margins and liquidation value.

(4.) Source: National Bureau of Statistics, China.

(5.) Source: Ministry of Commerce, China.


                                3 | Annual Report

MANAGER'S DISCUSSION

For the 12 months under review, among the most significant detractors from the Fund's absolute performance were Taiwan's Asustek Computer, the world's largest motherboard and graphics card manufacturer for personal computers, PetroChina, China's largest oil and gas company in terms of reserves, and Hong Kong's Citic Pacific, a conglomerate with interests in property development, power generation, aviation and distribution. Although we trimmed the Fund's positions in Asustek Computer and PetroChina during the reporting period, we believed these companies were well positioned to benefit for the longer term from the greater China region's continued development. Our positive view on Asustek Computer was also based on the company's strong market position, reputable brand, promising growth prospects and solid balance sheet. Shares of PetroChina declined significantly in the earlier part of the year due to an oil price correction and demand concerns amid slowing global growth. Since then, PetroChina's share price regained some ground along with commodity prices. Although commodity prices came down from their 2008 peaks, we believe they could trend upward in the long term and further benefit companies such as PetroChina. On the other hand, Citic Pacific's share price suffered due to substantial losses in undisclosed currency hedges, and we decided to divest the Fund's small exposure to the company during the period.

On a positive note, some of the largest contributors to the Fund's absolute performance during this review period were three Chinese holdings: Dongfeng Motor, Shanghai Industrial Holdings and China Shenhua Energy. Dongfeng Motor, the country's third-largest automaker, has partnerships with foreign automakers Honda Motor, Nissan Motor and PSA Peugeot-Citroen. Lower raw material costs earlier this year and government stimulus measures aimed at boosting car sales supported Dongfeng Motor and the automobile market, which the government encouraged to expand both organically and through acquisitions. Shanghai Industrial Holdings is a conglomerate with operations in industrial, consumer and pharmaceuticals sectors, and in our view, could gain from the government's increased expenditure in infrastructure development. In addition, China Shenhua Energy, the country's largest coal producer, was a beneficiary of relatively high coal prices due to strong demand as well as limited industry supply growth.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2009, the U.S. dollar rose in value relative to most currencies

TOP 10 EQUITY HOLDINGS
8/31/09

COMPANY                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                              NET ASSETS
------------------------                              ----------
Dairy Farm International Holdings Ltd.                   7.1%
   FOOD & STAPLES RETAILING, HONG KONG
Sinopec (China Petroleum and Chemical Corp.), H          6.9%
   OIL, GAS & CONSUMABLE FUELS, CHINA
CNOOC Ltd.                                               6.6%
   OIL, GAS & CONSUMABLE FUELS, CHINA
PetroChina Co. Ltd., H                                   5.8%
   OIL, GAS & CONSUMABLE FUELS, CHINA
China Mobile Ltd.                                        5.7%
   WIRELESS TELECOMMUNICATION SERVICES, CHINA
Bank of China Ltd., H & 144A                             4.4%
   COMMERCIAL BANKS, CHINA
China Shenhua Energy Co. Ltd., H                         4.1%
   OIL, GAS & CONSUMABLE FUELS, CHINA
TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)       3.7%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, TAIWAN
China Construction Bank Corp., H                         2.9%
   COMMERCIAL BANKS, CHINA
Yanzhou Coal Mining Co. Ltd., H                          2.8%
   OIL, GAS & CONSUMABLE FUELS, CHINA


                                Annual Report | 4
but depreciated slightly against the Hong Kong dollar. As a result, the Fund's performance was negatively affected by the portfolio's investment primarily in securities with non-U.S. and non-Hong Kong currency exposure. In general, the Fund does not actively hedge the foreign currency exposures of its investment portfolio. During the investment process, however, we would assess the possible impacts of currency movements to holding companies' operations and balance sheets.

During the review period, we increased the Fund's investments in Hong Kong-listed China H shares.(6) Major purchases included China Life Insurance, a leading life insurance company, Angang Steel, one of the largest Chinese steel companies, and China Coal Energy, a major thermal coal producer and exporter. Moreover, within the commercial banks industry, we reduced the Fund's holding in China Construction Bank and increased exposure to Bank of China due to what we considered attractive valuations. We also increased the Fund's holdings in life and health insurance, steel, and coal and consumable fuels companies.

Conversely, we reduced the Fund's exposure to wireless telecommunications services, industrial conglomerates and electronic equipment manufacturing companies. Key sales included all or part of China Mobile, the country's dominant wireless telecommunication services provider, Taiwan's AU Optronics, a leading thin film transistor liquid crystal display (TFT-LCD) panels manufacturer, and Cheung Kong Infrastructure, Hong Kong's largest publicly listed diversified infrastructure company. We also reduced the Fund's exposure to Taiwan during the reporting period.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

                             (PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(6.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. China H shares are traded on the Hong Kong Stock Exchange.


                                5 | Annual Report

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TCWAX)                           CHANGE   8/31/09   8/31/08
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$4.87    $29.91    $34.78
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                         $0.3029
Short-Term Capital Gain                 $0.5143
Long-Term Capital Gain                  $2.4917
   TOTAL                                $3.3089

CLASS B (SYMBOL: TCWBX)                           CHANGE   8/31/09   8/31/08
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$4.70    $29.74    $34.44
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                         $0.0145
Short-Term Capital Gain                 $0.5143
Long-Term Capital Gain                  $2.4917
   TOTAL                                $3.0205

CLASS C (SYMBOL: TCWCX)                           CHANGE   8/31/09   8/31/08
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$4.71    $29.58    $34.29
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                         $0.0247
Short-Term Capital Gain                 $0.5143
Long-Term Capital Gain                  $2.4917
   TOTAL                                $3.0307

ADVISOR CLASS (SYMBOL: TACWX)                     CHANGE   8/31/09   8/31/08
-----------------------------                     ------   -------   -------
Net Asset Value (NAV)                             -$4.97    $30.06    $35.03
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                         $0.4348
Short-Term Capital Gain                 $0.5143
Long-Term Capital Gain                  $2.4917
   TOTAL                                $3.4408


                                Annual Report | 6

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(2)                       -1.10%   +107.99%   +316.18%
Average Annual Total Return(3)                   -6.78%    +14.41%    +14.65%
Value of $10,000 Investment(4)                 $ 9,322   $ 19,603   $ 39,225
Avg. Ann. Total Return (9/30/09)(5)             +16.27%    +14.82%    +15.94%
   Total Annual Operating Expenses(6)   1.98%

CLASS B                                         1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(2)                       -1.81%   +101.21%   +294.34%
Average Annual Total Return(3)                   -5.26%    +14.78%    +14.71%
Value of $10,000 Investment(4)                 $ 9,474   $ 19,921   $ 39,434
Avg. Ann. Total Return (9/30/09)(5)             +18.49%    +15.19%    +16.01%
   Total Annual Operating Expenses(6)   2.68%

CLASS C                                         1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(2)                       -1.77%   +101.34%   +289.36%
Average Annual Total Return(3)                   -2.64%    +15.02%    +14.56%
Value of $10,000 Investment(4)                 $ 9,736   $ 20,134   $ 38,936
Avg. Ann. Total Return (9/30/09)(5)             +21.50%    +15.44%    +15.86%
   Total Annual Operating Expenses(6)   2.67%

ADVISOR CLASS                                   1-YEAR    5-YEAR     10-YEAR
-------                                        -------   --------   --------
Cumulative Total Return(2)                       -0.84%   +111.46%   +331.06%
Average Annual Total Return(3)                   -0.84%    +16.16%    +15.73%
Value of $10,000 Investment(4)                 $ 9,916   $ 21,146   $ 43,106
Avg. Ann. Total Return (9/30/09)(5)             +23.73%    +16.57%    +17.04%
   Total Annual Operating Expenses(6)   1.68%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               7 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON CHINA WORLD    MSCI GOLDEN
     DATE           FUND - CLASS A      DRAGON INDEX
     ----       ---------------------   ------------
     9/1/1999          $ 9,426            $10,000
    9/30/1999          $ 8,855            $ 9,508
   10/31/1999          $ 8,769            $ 9,920
   11/30/1999          $ 9,691            $10,765
   12/31/1999          $10,783            $11,775
    1/31/2000          $10,551            $11,799
    2/29/2000          $10,919            $11,967
    3/31/2000          $11,424            $12,366
    4/30/2000          $10,172            $11,138
    5/31/2000          $ 9,833            $10,475
    6/30/2000          $10,446            $10,775
    7/31/2000          $10,803            $10,964
    8/31/2000          $11,091            $10,698
    9/30/2000          $10,332            $ 9,452
   10/31/2000          $ 9,338            $ 8,659
   11/30/2000          $ 9,177            $ 8,083
   12/31/2000          $ 9,555            $ 8,244
    1/31/2001          $10,054            $ 9,335
    2/28/2001          $10,494            $ 8,842
    3/31/2001          $10,014            $ 8,105
    4/30/2001          $10,424            $ 8,015
    5/31/2001          $11,267            $ 7,814
    6/30/2001          $11,074            $ 7,583
    7/31/2001          $ 9,895            $ 7,107
    8/31/2001          $ 9,377            $ 6,674
    9/30/2001          $ 8,890            $ 5,614
   10/31/2001          $ 9,590            $ 5,934
   11/30/2001          $ 9,705            $ 6,693
   12/31/2001          $ 9,446            $ 7,363
    1/31/2002          $ 9,893            $ 7,326
    2/28/2002          $10,209            $ 7,065
    3/31/2002          $10,545            $ 7,571
    4/30/2002          $11,231            $ 7,743
    5/31/2002          $11,636            $ 7,496
    6/30/2002          $11,390            $ 7,009
    7/31/2002          $11,033            $ 6,664
    8/31/2002          $10,648            $ 6,374
    9/30/2002          $10,322            $ 5,725
   10/31/2002          $10,427            $ 6,046
   11/30/2002          $10,768            $ 6,310
   12/31/2002          $11,047            $ 5,913
    1/31/2003          $11,642            $ 6,239
    2/28/2003          $11,911            $ 5,890
    3/31/2003          $11,773            $ 5,678
    4/30/2003          $11,828            $ 5,617
    5/31/2003          $12,817            $ 6,182
    6/30/2003          $13,237            $ 6,465
    7/31/2003          $14,469            $ 7,067
    8/31/2003          $15,234            $ 7,766
    9/30/2003          $15,265            $ 7,981
   10/31/2003          $16,598            $ 8,563
   11/30/2003          $16,609            $ 8,373
   12/31/2003          $18,535            $ 8,790
    1/31/2004          $19,028            $ 9,393
    2/29/2004          $20,214            $ 9,784
    3/31/2004          $19,133            $ 9,259
    4/30/2004          $17,496            $ 8,572
    5/31/2004          $18,105            $ 8,630
    6/30/2004          $18,241            $ 8,534
    7/31/2004          $18,010            $ 8,370
    8/31/2004          $18,860            $ 8,831
    9/30/2004          $19,479            $ 9,060
   10/31/2004          $19,334            $ 8,982
   11/30/2004          $20,734            $ 9,743
   12/31/2004          $20,956            $10,044
    1/31/2005          $20,479            $ 9,715
    2/28/2005          $21,762            $10,227
    3/31/2005          $21,327            $ 9,739
    4/30/2005          $21,465            $ 9,852
    5/31/2005          $21,868            $10,035
    6/30/2005          $22,187            $10,383
    7/31/2005          $23,342            $10,816
    8/31/2005          $22,982            $10,499
    9/30/2005          $24,032            $10,790
   10/31/2005          $22,487            $ 9,986
   11/30/2005          $23,811            $10,629
   12/31/2005          $24,650            $11,076
    1/31/2006          $26,146            $11,787
    2/28/2006          $26,415            $11,860
    3/31/2006          $26,383            $12,016
    4/30/2006          $27,922            $12,904
    5/31/2006          $26,803            $12,134
    6/30/2006          $27,158            $12,130
    7/31/2006          $27,363            $12,071
    8/31/2006          $27,729            $12,457
    9/30/2006          $28,321            $12,836
   10/31/2006          $29,585            $13,213
   11/30/2006          $32,180            $14,430
   12/31/2006          $34,723            $15,451
    1/31/2007          $34,212            $15,133
    2/28/2007          $33,799            $15,026
    3/31/2007          $34,495            $15,161
    4/30/2007          $35,669            $15,445
    5/31/2007          $37,875            $16,162
    6/30/2007          $41,244            $17,511
    7/31/2007          $43,189            $18,735
    8/31/2007          $44,885            $19,115
    9/30/2007          $51,710            $21,821
   10/31/2007          $58,633            $24,388
   11/30/2007          $51,684            $21,838
   12/31/2007          $50,029            $21,318
    1/31/2008          $42,149            $17,947
    2/29/2008          $45,889            $19,453
    3/31/2008          $41,362            $18,277
    4/30/2008          $47,052            $20,075
    5/31/2008          $45,821            $19,409
    6/30/2008          $41,156            $17,173
    7/31/2008          $41,213            $16,946
    8/31/2008          $39,663            $16,047
    9/30/2008          $33,436            $12,968
   10/31/2008          $25,841            $10,235
   11/30/2008          $25,853            $10,062
   12/31/2008          $27,673            $10,792
    1/31/2009          $26,086            $10,065
    2/28/2009          $25,456            $ 9,902
    3/31/2009          $28,250            $11,111
    4/30/2009          $32,211            $12,693
    5/31/2009          $36,762            $14,836
    6/30/2009          $37,417            $14,715
    7/31/2009          $41,772            $16,464
    8/31/2009          $39,225            $15,515
Total Returns           292.25%             55.15%

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/09
-------   -------
1-Year     -6.78%
5-Year    +14.41%
10-Year   +14.65%

CLASS B (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON CHINA WORLD    MSCI GOLDEN
     DATE           FUND - CLASS B      DRAGON INDEX
     ----       ---------------------   ------------
     9/1/1999          $10,000            $10,000
    9/30/1999          $ 9,391            $ 9,508
   10/31/1999          $ 9,291            $ 9,920
   11/30/1999          $10,266            $10,765
   12/31/1999          $11,410            $11,775
    1/31/2000          $11,152            $11,799
    2/29/2000          $11,539            $11,967
    3/31/2000          $12,065            $12,366
    4/30/2000          $10,735            $11,138
    5/31/2000          $10,377            $10,475
    6/30/2000          $11,013            $10,775
    7/31/2000          $11,380            $10,964
    8/31/2000          $11,678            $10,698
    9/30/2000          $10,874            $ 9,452
   10/31/2000          $ 9,821            $ 8,659
   11/30/2000          $ 9,643            $ 8,083
   12/31/2000          $10,043            $ 8,244
    1/31/2001          $10,556            $ 9,335
    2/28/2001          $11,018            $ 8,842
    3/31/2001          $10,505            $ 8,105
    4/30/2001          $10,928            $ 8,015
    5/31/2001          $11,802            $ 7,814
    6/30/2001          $11,601            $ 7,583
    7/31/2001          $10,355            $ 7,107
    8/31/2001          $ 9,812            $ 6,674
    9/30/2001          $ 9,299            $ 5,614
   10/31/2001          $10,022            $ 5,934
   11/30/2001          $10,134            $ 6,693
   12/31/2001          $ 9,855            $ 7,363
    1/31/2002          $10,317            $ 7,326
    2/28/2002          $10,645            $ 7,065
    3/31/2002          $10,984            $ 7,571
    4/30/2002          $11,692            $ 7,743
    5/31/2002          $12,113            $ 7,496
    6/30/2002          $11,846            $ 7,009
    7/31/2002          $11,466            $ 6,664
    8/31/2002          $11,066            $ 6,374
    9/30/2002          $10,717            $ 5,725
   10/31/2002          $10,821            $ 6,046
   11/30/2002          $11,167            $ 6,310
   12/31/2002          $11,449            $ 5,913
    1/31/2003          $12,057            $ 6,239
    2/28/2003          $12,339            $ 5,890
    3/31/2003          $12,182            $ 5,678
    4/30/2003          $12,235            $ 5,617
    5/31/2003          $13,251            $ 6,182
    6/30/2003          $13,680            $ 6,465
    7/31/2003          $14,949            $ 7,067
    8/31/2003          $15,720            $ 7,766
    9/30/2003          $15,752            $ 7,981
   10/31/2003          $17,118            $ 8,563
   11/30/2003          $17,118            $ 8,373
   12/31/2003          $19,079            $ 8,790
    1/31/2004          $19,588            $ 9,393
    2/29/2004          $20,802            $ 9,784
    3/31/2004          $19,675            $ 9,259
    4/30/2004          $17,974            $ 8,572
    5/31/2004          $18,591            $ 8,630
    6/30/2004          $18,711            $ 8,534
    7/31/2004          $18,472            $ 8,370
    8/31/2004          $19,328            $ 8,831
    9/30/2004          $19,956            $ 9,060
   10/31/2004          $19,801            $ 8,982
   11/30/2004          $21,218            $ 9,743
   12/31/2004          $21,425            $10,044
    1/31/2005          $20,924            $ 9,715
    2/28/2005          $22,243            $10,227
    3/31/2005          $21,774            $ 9,739
    4/30/2005          $21,905            $ 9,852
    5/31/2005          $22,308            $10,035
    6/30/2005          $22,614            $10,383
    7/31/2005          $23,791            $10,816
    8/31/2005          $23,410            $10,499
    9/30/2005          $24,456            $10,790
   10/31/2005          $22,873            $ 9,986
   11/30/2005          $24,214            $10,629
   12/31/2005          $25,050            $11,076
    1/31/2006          $26,556            $11,787
    2/28/2006          $26,819            $11,860
    3/31/2006          $26,764            $12,016
    4/30/2006          $28,314            $12,904
    5/31/2006          $27,171            $12,134
    6/30/2006          $27,523            $12,130
    7/31/2006          $27,710            $12,071
    8/31/2006          $28,061            $12,457
    9/30/2006          $28,633            $12,836
   10/31/2006          $29,908            $13,213
   11/30/2006          $32,508            $14,430
   12/31/2006          $35,063            $15,451
    1/31/2007          $34,524            $15,133
    2/28/2007          $34,094            $15,026
    3/31/2007          $34,766            $15,161
    4/30/2007          $35,934            $15,445
    5/31/2007          $38,137            $16,162
    6/30/2007          $41,497            $17,511
    7/31/2007          $43,436            $18,735
    8/31/2007          $45,121            $19,115
    9/30/2007          $51,984            $21,821
   10/31/2007          $58,945            $24,388
   11/30/2007          $51,960            $21,838
   12/31/2007          $50,297            $21,318
    1/31/2008          $42,375            $17,947
    2/29/2008          $46,134            $19,453
    3/31/2008          $41,580            $18,277
    4/30/2008          $47,302            $20,075
    5/31/2008          $46,063            $19,409
    6/30/2008          $41,373            $17,173
    7/31/2008          $41,431            $16,946
    8/31/2008          $39,874            $16,047
    9/30/2008          $33,613            $12,968
   10/31/2008          $25,980            $10,235
   11/30/2008          $25,990            $10,062
   12/31/2008          $27,820            $10,792
    1/31/2009          $26,226            $10,065
    2/28/2009          $25,594            $ 9,902
    3/31/2009          $28,401            $11,111
    4/30/2009          $32,383            $12,693
    5/31/2009          $36,959            $14,836
    6/30/2009          $37,617            $14,715
    7/31/2009          $41,995            $16,464
    8/31/2009          $39,434            $15,515
Total Returns           294.34%             55.15%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   8/31/09
-------   -------
1-Year     -5.26%
5-Year    +14.78%
10-Year   +14.71%


                                Annual Report | 8

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/09
-------   -------
1-Year     -2.64%
5-Year    +15.02%
10-Year   +14.56%

                            CLASS C (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON CHINA WORLD    MSCI GOLDEN
     DATE           FUND - CLASS C      DRAGON INDEX
     ----       ---------------------   ------------
     9/1/1999          $10,000            $10,000
    9/30/1999          $ 9,389            $ 9,508
   10/31/1999          $ 9,290            $ 9,920
   11/30/1999          $10,262            $10,765
   12/31/1999          $11,406            $11,775
    1/31/2000          $11,155            $11,799
    2/29/2000          $11,538            $11,967
    3/31/2000          $12,065            $12,366
    4/30/2000          $10,737            $11,138
    5/31/2000          $10,373            $10,475
    6/30/2000          $11,013            $10,775
    7/31/2000          $11,384            $10,964
    8/31/2000          $11,681            $10,698
    9/30/2000          $10,875            $ 9,452
   10/31/2000          $ 9,823            $ 8,659
   11/30/2000          $ 9,647            $ 8,083
   12/31/2000          $10,038            $ 8,244
    1/31/2001          $10,557            $ 9,335
    2/28/2001          $11,014            $ 8,842
    3/31/2001          $10,504            $ 8,105
    4/30/2001          $10,928            $ 8,015
    5/31/2001          $11,806            $ 7,814
    6/30/2001          $11,598            $ 7,583
    7/31/2001          $10,356            $ 7,107
    8/31/2001          $ 9,808            $ 6,674
    9/30/2001          $ 9,294            $ 5,614
   10/31/2001          $10,017            $ 5,934
   11/30/2001          $10,133            $ 6,693
   12/31/2001          $ 9,855            $ 7,363
    1/31/2002          $10,316            $ 7,326
    2/28/2002          $10,641            $ 7,065
    3/31/2002          $10,986            $ 7,571
    4/30/2002          $11,694            $ 7,743
    5/31/2002          $12,109            $ 7,496
    6/30/2002          $11,847            $ 7,009
    7/31/2002          $11,469            $ 6,664
    8/31/2002          $11,062            $ 6,374
    9/30/2002          $10,718            $ 5,725
   10/31/2002          $10,819            $ 6,046
   11/30/2002          $11,168            $ 6,310
   12/31/2002          $11,451            $ 5,913
    1/31/2003          $12,061            $ 6,239
    2/28/2003          $12,334            $ 5,890
    3/31/2003          $12,184            $ 5,678
    4/30/2003          $12,234            $ 5,617
    5/31/2003          $13,251            $ 6,182
    6/30/2003          $13,678            $ 6,465
    7/31/2003          $14,943            $ 7,067
    8/31/2003          $15,719            $ 7,766
    9/30/2003          $15,741            $ 7,981
   10/31/2003          $17,118            $ 8,563
   11/30/2003          $17,118            $ 8,373
   12/31/2003          $19,089            $ 8,790
    1/31/2004          $19,588            $ 9,393
    2/29/2004          $20,801            $ 9,784
    3/31/2004          $19,674            $ 9,259
    4/30/2004          $17,984            $ 8,572
    5/31/2004          $18,591            $ 8,630
    6/30/2004          $18,710            $ 8,534
    7/31/2004          $18,472            $ 8,370
    8/31/2004          $19,339            $ 8,831
    9/30/2004          $19,956            $ 9,060
   10/31/2004          $19,800            $ 8,982
   11/30/2004          $21,239            $ 9,743
   12/31/2004          $21,446            $10,044
    1/31/2005          $20,945            $ 9,715
    2/28/2005          $22,252            $10,227
    3/31/2005          $21,784            $ 9,739
    4/30/2005          $21,915            $ 9,852
    5/31/2005          $22,318            $10,035
    6/30/2005          $22,634            $10,383
    7/31/2005          $23,811            $10,816
    8/31/2005          $23,418            $10,499
    9/30/2005          $24,475            $10,790
   10/31/2005          $22,901            $ 9,986
   11/30/2005          $24,235            $10,629
   12/31/2005          $25,072            $11,076
    1/31/2006          $26,582            $11,787
    2/28/2006          $26,835            $11,860
    3/31/2006          $26,791            $12,016
    4/30/2006          $28,345            $12,904
    5/31/2006          $27,199            $12,134
    6/30/2006          $27,541            $12,130
    7/31/2006          $27,728            $12,071
    8/31/2006          $28,081            $12,457
    9/30/2006          $28,665            $12,836
   10/31/2006          $29,931            $13,213
   11/30/2006          $32,532            $14,430
   12/31/2006          $35,089            $15,451
    1/31/2007          $34,558            $15,133
    2/28/2007          $34,115            $15,026
    3/31/2007          $34,801            $15,161
    4/30/2007          $35,964            $15,445
    5/31/2007          $38,166            $16,162
    6/30/2007          $41,531            $17,511
    7/31/2007          $43,480            $18,735
    8/31/2007          $45,151            $19,115
    9/30/2007          $52,003            $21,821
   10/31/2007          $58,933            $24,388
   11/30/2007          $51,918            $21,838
   12/31/2007          $50,231            $21,318
    1/31/2008          $42,287            $17,947
    2/29/2008          $46,022            $19,453
    3/31/2008          $41,454            $18,277
    4/30/2008          $47,144            $20,075
    5/31/2008          $45,872            $19,409
    6/30/2008          $41,177            $17,173
    7/31/2008          $41,212            $16,946
    8/31/2008          $39,639            $16,047
    9/30/2008          $33,395            $12,968
   10/31/2008          $25,809            $10,235
   11/30/2008          $25,798            $10,062
   12/31/2008          $27,589            $10,792
    1/31/2009          $25,997            $10,065
    2/28/2009          $25,352            $ 9,902
    3/31/2009          $28,116            $11,111
    4/30/2009          $32,038            $12,693
    5/31/2009          $36,553            $14,836
    6/30/2009          $37,172            $14,715
    7/31/2009          $41,476            $16,464
    8/31/2009          $38,936            $15,515
Total Returns           289.36%             55.15%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/09
-------------   -------
1-Year           -0.84%
5-Year          +16.16%
10-Year         +15.73%

                         ADVISOR CLASS (9/1/99-8/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON CHINA WORLD    MSCI GOLDEN
     DATE        FUND - ADVISOR CLASS   DRAGON INDEX
     ----       ---------------------   ------------
     9/1/1999          $10,000            $10,000
    9/30/1999          $ 9,398            $ 9,508
   10/31/1999          $ 9,310            $ 9,920
   11/30/1999          $10,292            $10,765
   12/31/1999          $11,459            $11,775
    1/31/2000          $11,216            $11,799
    2/29/2000          $11,610            $11,967
    3/31/2000          $12,151            $12,366
    4/30/2000          $10,822            $11,138
    5/31/2000          $10,465            $10,475
    6/30/2000          $11,120            $10,775
    7/31/2000          $11,503            $10,964
    8/31/2000          $11,813            $10,698
    9/30/2000          $11,008            $ 9,452
   10/31/2000          $ 9,953            $ 8,659
   11/30/2000          $ 9,785            $ 8,083
   12/31/2000          $10,191            $ 8,244
    1/31/2001          $10,726            $ 9,335
    2/28/2001          $11,199            $ 8,842
    3/31/2001          $10,690            $ 8,105
    4/30/2001          $11,130            $ 8,015
    5/31/2001          $12,034            $ 7,814
    6/30/2001          $11,832            $ 7,583
    7/31/2001          $10,575            $ 7,107
    8/31/2001          $10,025            $ 6,674
    9/30/2001          $ 9,507            $ 5,614
   10/31/2001          $10,260            $ 5,934
   11/30/2001          $10,386            $ 6,693
   12/31/2001          $10,112            $ 7,363
    1/31/2002          $10,594            $ 7,326
    2/28/2002          $10,935            $ 7,065
    3/31/2002          $11,298            $ 7,571
    4/30/2002          $12,037            $ 7,743
    5/31/2002          $12,474            $ 7,496
    6/30/2002          $12,214            $ 7,009
    7/31/2002          $11,835            $ 6,664
    8/31/2002          $11,425            $ 6,374
    9/30/2002          $11,079            $ 5,725
   10/31/2002          $11,196            $ 6,046
   11/30/2002          $11,565            $ 6,310
   12/31/2002          $11,868            $ 5,913
    1/31/2003          $12,511            $ 6,239
    2/28/2003          $12,803            $ 5,890
    3/31/2003          $12,658            $ 5,678
    4/30/2003          $12,721            $ 5,617
    5/31/2003          $13,789            $ 6,182
    6/30/2003          $14,245            $ 6,465
    7/31/2003          $15,575            $ 7,067
    8/31/2003          $16,411            $ 7,766
    9/30/2003          $16,466            $ 7,981
   10/31/2003          $17,903            $ 8,563
   11/30/2003          $17,914            $ 8,373
   12/31/2003          $19,989            $ 8,790
    1/31/2004          $20,532            $ 9,393
    2/29/2004          $21,821            $ 9,784
    3/31/2004          $20,656            $ 9,259
    4/30/2004          $18,893            $ 8,572
    5/31/2004          $19,560            $ 8,630
    6/30/2004          $19,707            $ 8,534
    7/31/2004          $19,458            $ 8,370
    8/31/2004          $20,385            $ 8,831
    9/30/2004          $21,063            $ 9,060
   10/31/2004          $20,915            $ 8,982
   11/30/2004          $22,438            $ 9,743
   12/31/2004          $22,678            $10,044
    1/31/2005          $22,163            $ 9,715
    2/28/2005          $23,571            $10,227
    3/31/2005          $23,102            $ 9,739
    4/30/2005          $23,262            $ 9,852
    5/31/2005          $23,697            $10,035
    6/30/2005          $24,052            $10,383
    7/31/2005          $25,322            $10,816
    8/31/2005          $24,933            $10,499
    9/30/2005          $26,066            $10,790
   10/31/2005          $24,415            $ 9,986
   11/30/2005          $25,858            $10,629
   12/31/2005          $26,778            $11,076
    1/31/2006          $28,408            $11,787
    2/28/2006          $28,699            $11,860
    3/31/2006          $28,676            $12,016
    4/30/2006          $30,364            $12,904
    5/31/2006          $29,153            $12,134
    6/30/2006          $29,549            $12,130
    7/31/2006          $29,782            $12,071
    8/31/2006          $30,190            $12,457
    9/30/2006          $30,830            $12,836
   10/31/2006          $32,226            $13,213
   11/30/2006          $35,051            $14,430
   12/31/2006          $37,849            $15,451
    1/31/2007          $37,294            $15,133
    2/28/2007          $36,858            $15,026
    3/31/2007          $37,625            $15,161
    4/30/2007          $38,911            $15,445
    5/31/2007          $41,341            $16,162
    6/30/2007          $45,022            $17,511
    7/31/2007          $47,158            $18,735
    8/31/2007          $49,022            $19,115
    9/30/2007          $56,502            $21,821
   10/31/2007          $64,076            $24,388
   11/30/2007          $56,498            $21,838
   12/31/2007          $54,714            $21,318
    1/31/2008          $46,102            $17,947
    2/29/2008          $50,209            $19,453
    3/31/2008          $45,270            $18,277
    4/30/2008          $51,512            $20,075
    5/31/2008          $50,172            $19,409
    6/30/2008          $45,072            $17,173
    7/31/2008          $45,146            $16,946
    8/31/2008          $43,471            $16,047
    9/30/2008          $36,646            $12,968
   10/31/2008          $28,331            $10,235
   11/30/2008          $28,344            $10,062
   12/31/2008          $30,343            $10,792
    1/31/2009          $28,623            $10,065
    2/28/2009          $27,934            $ 9,902
    3/31/2009          $31,003            $11,111
    4/30/2009          $35,362            $12,693
    5/31/2009          $40,367            $14,836
    6/30/2009          $41,098            $14,715
    7/31/2009          $45,888            $16,464
    8/31/2009          $43,106            $15,515
Total Returns           331.06%             55.15%


                                9 | Annual Report

ENDNOTES

THE GOVERNMENT'S PARTICIPATION IN THE ECONOMY IS STILL HIGH AND, THEREFORE, TEMPLETON CHINA WORLD FUND'S INVESTMENTS IN CHINA WILL BE SUBJECT TO LARGER REGULATORY RISK LEVELS COMPARED TO MANY OTHER COUNTRIES. IN ADDITION, SPECIAL RISKS ARE ASSOCIATED WITH INTERNATIONAL INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. ALSO, AS A NONDIVERSIFIED FUND INVESTING IN CHINA COMPANIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. IT IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Effective after the close of business on 8/8/03, Templeton China World
     Fund, Inc. (Closed-End Fund), was converted into an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund in exchange for Advisor Class shares. Total return information is based upon the Closed-End Fund's performance (as calculated using net asset values, not market values), which has been restated to reflect all charges, fees and expenses currently applicable to the Fund and each class. The Closed-End Fund was offered without a sales charge and Rule 12b-1 fees. On 8/11/03, the Fund began offering Class A, B and C shares. For periods prior to 8/11/03, performance quotations are based upon the Closed-End Fund's performance restated to take into account all charges, fees and expenses applicable to the Fund and each class, including that class's current, applicable, maximum sales charge and Rule 12b-1 fees. Beginning on 8/11/03, actual class performance is used reflecting all charges, fees and expenses applicable to the Fund and each class.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.


                               Annual Report | 10

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               11 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 3/1/09      VALUE 8/31/09   PERIOD* 3/1/09-8/31/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,541.00             $12.94
Hypothetical (5% return before expenses)         $1,000           $1,015.02             $10.26
CLASS B
Actual                                           $1,000           $1,536.20             $17.52
Hypothetical (5% return before expenses)         $1,000           $1,011.39             $13.89
CLASS C
Actual                                           $1,000           $1,535.80             $17.51
Hypothetical (5% return before expenses)         $1,000           $1,011.39             $13.89
ADVISOR CLASS
Actual                                           $1,000           $1,543.10             $11.15
Hypothetical (5% return before expenses)         $1,000           $1,016.43             $ 8.84

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.02%; B: 2.74%; C: 2.74%; and Advisor:
     1.74%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 12

Templeton China World Fund

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------
CLASS A                                              2009        2008          2007         2006        2005
-------                                            --------    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  34.78    $  41.29     $  25.76     $  21.67     $  17.97
                                                   --------    --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.48        0.34         0.37         0.29         0.43
   Net realized and unrealized gains (losses) ..      (2.04)      (4.47)       15.42         4.12         3.46
                                                   --------    --------     --------     --------     --------
Total from investment operations ...............      (1.56)      (4.13)       15.79         4.41         3.89
                                                   --------    --------     --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.30)      (0.41)       (0.26)       (0.32)       (0.19)
   Net realized gains ..........................      (3.01)      (1.97)          --           --           --
                                                   --------    --------     --------     --------     --------
Total distributions ............................      (3.31)      (2.38)       (0.26)       (0.32)       (0.19)
                                                   --------    --------     --------     --------     --------
Redemption fees(c) .............................         --          --(d)        --(d)        --(d)        --(d)
                                                   --------    --------     --------     --------     --------
Net asset value, end of year ...................   $  29.91    $  34.78     $  41.29     $  25.76     $  21.67
                                                   ========    ========     ========     ========     ========
Total return(e) ................................      (1.10)%    (11.63)%      61.87%       20.65%       21.85%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       2.04%       2.00%        2.04%        2.06%        2.08%
Net investment income ..........................       1.92%       0.86%        1.13%        1.10%        1.86%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $404,877    $414,194     $519,266     $262,346     $111,193
Portfolio turnover rate ........................      22.36%      10.37%       22.05%       12.96%        9.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               13 | Annual Report

Templeton China World Fund

                                                                    YEAR ENDED AUGUST 31,
                                                   ------------------------------------------------------
CLASS B                                              2009       2008        2007        2006        2005
-------                                            -------    -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 34.44    $ 40.95     $ 25.53     $ 21.47     $ 17.84
                                                   -------    -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ....................      0.31       0.06        0.12        0.08        0.24
   Net realized and unrealized gains (losses) ..     (1.99)     (4.45)      15.36        4.15        3.51
                                                   -------    -------     -------     -------     -------
Total from investment operations ...............     (1.68)     (4.39)      15.48        4.23        3.75
                                                   -------    -------     -------     -------     -------
Less distributions from:
   Net investment income .......................     (0.01)     (0.15)      (0.06)      (0.17)      (0.12)
   Net realized gains ..........................     (3.01)     (1.97)         --          --          --
                                                   -------    -------     -------     -------     -------
Total distributions ............................     (3.02)     (2.12)      (0.06)      (0.17)      (0.12)
                                                   -------    -------     -------     -------     -------
Redemption fees(c) .............................        --         --(d)       --(d)       --(d)       --(d)
                                                   -------    -------     -------     -------     -------
Net asset value, end of year ...................   $ 29.74    $ 34.44     $ 40.95     $ 25.53     $ 21.47
                                                   =======    =======     =======     =======     =======
Total return(e) ................................     (1.81)%   (12.22)%     60.79%      19.87%      21.12%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      2.75%      2.67%       2.69%       2.70%       2.73%
Net investment income ..........................      1.21%      0.19%       0.48%       0.46%       1.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $10,760    $14,272     $20,066     $15,269     $12,264
Portfolio turnover rate ........................     22.36%     10.37%      22.05%      12.96%       9.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 14

Templeton China World Fund

                                                                      YEAR ENDED AUGUST 31,
                                                   ----------------------------------------------------------
CLASS C                                              2009        2008         2007         2006         2005
-------                                            --------    --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  34.29    $  40.79     $  25.48     $  21.49     $ 17.85
                                                   --------    --------     --------     --------     -------
Income from investment operations(a):
   Net investment income(b) ....................       0.30        0.07         0.15         0.13        0.29
   Net realized and unrealized gains (losses) ..      (1.98)      (4.42)       15.28         4.10        3.46
                                                   --------    --------     --------     --------     -------
Total from investment operations ...............      (1.68)      (4.35)       15.43         4.23        3.75
                                                   --------    --------     --------     --------     -------
Less distributions from:
   Net investment income .......................      (0.02)      (0.18)       (0.12)       (0.24)      (0.11)
   Net realized gains ..........................      (3.01)      (1.97)          --           --          --
                                                   --------    --------     --------     --------     -------
Total distributions ............................      (3.03)      (2.15)       (0.12)       (0.24)      (0.11)
                                                   --------    --------     --------     --------     -------
Redemption fees(c) .............................         --          --(d)        --(d)        --(d)       --(d)
                                                   --------    --------     --------     --------     -------
Net asset value, end of year ...................   $  29.58    $  34.29     $  40.79     $  25.48     $ 21.49
                                                   ========    ========     ========     ========     =======
Total return(e) ................................      (1.77)%    (12.21)%      60.79%       19.91%      21.10%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       2.75%       2.66%        2.68%        2.71%       2.68%
Net investment income ..........................       1.21%       0.20%        0.49%        0.45%       1.26%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $135,688    $153,068     $199,551     $107,886     $45,738
Portfolio turnover rate ........................      22.36%      10.37%       22.05%       12.96%       9.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               15 | Annual Report

Templeton China World Fund

                                                                      YEAR ENDED AUGUST 31,
                                                   -----------------------------------------------------------
ADVISOR CLASS                                        2009        2008         2007         2006         2005
-------------                                      --------    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  35.03    $  41.55     $  25.93     $  21.78     $  18.03
                                                   --------    --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................       0.55        0.50         0.47         0.33         0.42
   Net realized and unrealized gains (losses) ..      (2.08)      (4.51)       15.52         4.18         3.56
                                                   --------    --------     --------     --------     --------
Total from investment operations ...............      (1.53)      (4.01)       15.99         4.51         3.98
                                                   --------    --------     --------     --------     --------
Less distributions from:
   Net investment income .......................      (0.43)      (0.54)       (0.37)       (0.36)       (0.23)
   Net realized gains ..........................      (3.01)      (1.97)          --           --           --
                                                   --------    --------     --------     --------     --------
Total distributions ............................      (3.44)      (2.51)       (0.37)       (0.36)       (0.23)
                                                   --------    --------     --------     --------     --------
Redemption fees(c) .............................         --          --(d)        --(d)        --(d)        --(d)
                                                   --------    --------     --------     --------     --------
Net asset value, end of year ...................   $  30.06    $  35.03     $  41.55     $  25.93     $  21.78
                                                   ========    ========     ========     ========     ========
Total return ...................................      (0.84)%    (11.32)%      62.38%       21.08%       22.31%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................       1.76%       1.67%        1.69%        1.71%        1.73%
Net investment income ..........................       2.20%       1.19%        1.48%        1.45%        2.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $268,107    $288,072     $375,738     $245,331     $190,844
Portfolio turnover rate ........................      22.36%      10.37%       22.05%       12.96%        9.66%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 16

Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                                                       SHARES/
                                                                        COUNTRY         UNITS         VALUE
                                                                     -------------   ----------   ------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS 97.3%
    AIR FREIGHT & LOGISTICS 0.2%
    Sinotrans Ltd., H ............................................       China        8,192,000   $  1,934,244
                                                                                                  ------------
    AUTO COMPONENTS 1.9%
    Cheng Shin Rubber Industry Co. Ltd. ..........................       Taiwan       8,095,065     15,447,283
                                                                                                  ------------
    AUTOMOBILES 3.0%
(a) Chongqing Changan Automobile Co. Ltd., B .....................       China        6,333,624      3,366,819
    Denway Motors Ltd. ...........................................       China        3,036,000      1,351,422
    Dongfeng Motor Corp., H ......................................       China       14,847,478     15,363,754
    Great Wall Motor Co. Ltd., H .................................       China        2,383,038      2,053,893
    Jiangling Motors Corp. Ltd., B ...............................       China        2,632,845      2,856,877
                                                                                                  ------------
                                                                                                    24,992,765
                                                                                                  ------------
    BEVERAGES 0.3%
    Yantai Changyu Pioneer Wine Co. Ltd., B ......................       China          358,600      2,130,641
                                                                                                  ------------
    COMMERCIAL BANKS 10.2%
    Bank of China Ltd., H ........................................       China       65,172,000     31,700,979
(b) Bank of China Ltd., H, 144A ..................................       China        8,165,000      3,971,621
    BOC Hong Kong (Holdings) Ltd. ................................       China        2,774,000      5,561,959
    China Construction Bank Corp., H .............................       China       31,198,000     23,547,939
    China Merchants Bank Co. Ltd., H .............................       China          448,000        975,710
    Industrial and Commercial Bank of China Ltd., H ..............       China       25,705,000     17,544,603
                                                                                                  ------------
                                                                                                    83,302,811
                                                                                                  ------------
    COMMUNICATIONS EQUIPMENT 0.9%
    AAC Acoustic Technologies Holdings Inc. ......................       China        1,078,000        892,944
    D-Link Corp. .................................................       Taiwan       3,259,260      2,505,599
    ZTE Corp., H .................................................       China          772,675      3,598,938
                                                                                                  ------------
                                                                                                     6,997,481
                                                                                                  ------------
    COMPUTERS & PERIPHERALS 2.9%
    Asustek Computer Inc. ........................................       Taiwan       9,824,395     15,642,610
    Lite-On IT Corp. .............................................       Taiwan       8,032,076      6,138,156
    Lite-On Technology Corp. .....................................       Taiwan         947,715      1,062,616
    Simplo Technology Co. Ltd. ...................................       Taiwan         285,000      1,286,007
                                                                                                  ------------
                                                                                                    24,129,389
                                                                                                  ------------
    CONSTRUCTION MATERIALS 0.5%
    Asia Cement China Holdings Corp. .............................       China        3,755,000      2,228,630
    Huaxin Cement Co. Ltd., B ....................................       China          882,458      1,786,095
                                                                                                  ------------
                                                                                                     4,014,725
                                                                                                  ------------
    DISTRIBUTORS 2.3%
    China Resources Enterprise Ltd. ..............................     Hong Kong      5,108,000     11,981,606
    Dah Chong Hong Holdings Ltd. .................................     Hong Kong     13,148,563      5,666,241
(b) Dah Chong Hong Holdings Ltd., 144A ...........................     Hong Kong        502,000        216,332
    Sichuan Xinhua Winshare Chainstore Co. Ltd. ..................       China        2,521,000        900,996
                                                                                                  ------------
                                                                                                    18,765,175
                                                                                                  ------------


                               17 | Annual Report

Templeton China World Fund

                                                                                       SHARES/
                                                                        COUNTRY         UNITS         VALUE
                                                                     -------------   ----------   ------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
    China Telecom Corp. Ltd., H ..................................       China        2,195,833   $  1,124,761
    China Unicom (Hong Kong) Ltd. ................................       China        2,572,168      3,617,396
                                                                                                  ------------
                                                                                                     4,742,157
                                                                                                  ------------
    ELECTRIC UTILITIES 2.3%
    Cheung Kong Infrastructure Holdings Ltd. .....................     Hong Kong      5,263,548     19,151,288
                                                                                                  ------------
    ELECTRICAL EQUIPMENT 0.3%
    Dongfang Electric Co. Ltd., H ................................       China          452,200      2,205,427
                                                                                                  ------------
    ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 2.9%
(c) China Security & Surveillance Technology Inc. ................   United States      442,100      2,873,650
    Hon Hai Precision Industry Co. Ltd. ..........................      Taiwan          841,000      2,836,554
    Synnex Technology International Corp. ........................      Taiwan       10,190,477     17,804,692
    Wasion Group Holdings Ltd. ...................................     Hong Kong        494,000        447,440
                                                                                                  ------------
                                                                                                    23,962,336
                                                                                                  ------------
    ENERGY EQUIPMENT & SERVICES 0.0%(d)
    Anhui Tianda Oil Pipe Co. Ltd., H ............................       China        1,083,000        374,484
                                                                                                  ------------
    FOOD & STAPLES RETAILING 8.2%
    Beijing Jingkelong Co. Ltd., H ...............................       China        2,912,571      1,807,557
    Dairy Farm International Holdings Ltd. .......................     Hong Kong     10,278,276     58,586,173
    President Chain Store Corp. ..................................      Taiwan        2,908,259      6,698,451
                                                                                                  ------------
                                                                                                    67,092,181
                                                                                                  ------------
    FOOD PRODUCTS 2.0%
    China Foods Ltd. .............................................       China        9,352,000      5,683,236
    China Yurun Food Group Ltd. ..................................       China        2,776,000      4,792,320
    People's Food Holdings Ltd. ..................................       China        3,602,000      1,812,186
    Uni-President Enterprises Corp. ..............................      Taiwan        1,205,741      1,249,340
(c) Xiwang Sugar Holdings Co. Ltd. ...............................     Hong Kong     12,114,439      3,094,844
                                                                                                  ------------
                                                                                                    16,631,926
                                                                                                  ------------
    HOTELS, RESTAURANTS & LEISURE 0.3%
    NagaCorp Ltd. ................................................     Cambodia      17,878,548      2,468,234
                                                                                                  ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.4%
    Datang International Power Generation Co. Ltd., H ............       China       28,322,640     15,055,710
    Guangdong Electric Power Development Co. Ltd., B .............       China       13,140,759      6,324,112
    Huaneng Power International Inc., H ..........................       China        9,040,776      6,333,967
                                                                                                  ------------
                                                                                                    27,713,789
                                                                                                  ------------
    INDUSTRIAL CONGLOMERATES 2.8%
    Hutchison Whampoa Ltd. .......................................     Hong Kong        224,000      1,575,124
    Shanghai Industrial Holdings Ltd. ............................       China        4,532,253     21,694,934
                                                                                                  ------------
                                                                                                    23,270,058
                                                                                                  ------------


                               Annual Report | 18

Templeton China World Fund

                                                                                       SHARES/
                                                                        COUNTRY         UNITS         VALUE
                                                                     -------------   ----------   ------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    INSURANCE 2.4%
    China Life Insurance Co. Ltd., H .............................       China        4,587,000   $ 19,352,932
                                                                                                  ------------
    INTERNET SOFTWARE & SERVICES 0.6%
(c) Sohu.com Inc. ................................................       China           86,975      5,314,173
                                                                                                  ------------
    IT SERVICES 0.3%
    Travelsky Technology Ltd., H .................................       China        3,281,294      2,150,697
                                                                                                  ------------
    LEISURE EQUIPMENT & PRODUCTS 0.2%
    Yorkey Optical International Cayman Ltd. .....................       China        7,933,000      1,821,913
                                                                                                  ------------
    MACHINERY 1.6%
    China International Marine Containers (Group) Co. Ltd., B ....       China        3,057,680      2,958,854
    Lonking Holdings Ltd. ........................................       China        8,951,000      5,335,607
    Shin Zu Shing Co. Ltd. .......................................       Taiwan         720,616      3,930,434
    Zhongde Waste Technology AG ..................................      Germany          36,266        625,538
                                                                                                  ------------
                                                                                                    12,850,433
                                                                                                  ------------
    MARINE 1.0%
    China Shipping Development Co. Ltd., H .......................       China        4,092,000      5,126,549
    Sinotrans Shipping Ltd. ......................................     Hong Kong      6,554,000      2,866,662
                                                                                                  ------------
                                                                                                     7,993,211
                                                                                                  ------------
    MEDIA 0.1%
(c) Next Media Ltd. ..............................................     Hong Kong      3,778,000        487,452
                                                                                                  ------------
    METALS & MINING 2.2%
    Angang Steel Co. Ltd., H .....................................       China        7,848,000     14,884,923
    China Molybdenum Co. Ltd., H .................................       China        1,106,000        826,236
    China Steel Corp. ............................................       Taiwan         519,414        471,908
    Jiangxi Copper Co. Ltd., H ...................................       China          812,000      1,695,137
                                                                                                  ------------
                                                                                                    17,878,204
                                                                                                  ------------
    OFFICE ELECTRONICS 0.1%
(c) Kinpo Electronics Inc. .......................................       Taiwan       2,372,201        611,972
                                                                                                  ------------
    OIL, GAS & CONSUMABLE FUELS 27.0%
    China Coal Energy Co., H .....................................       China        5,807,000      7,350,064
    China Petroleum and Chemical Corp., H ........................       China       67,285,395     56,168,828
    China Shenhua Energy Co. Ltd., H .............................       China        8,344,500     33,645,007
    CNOOC Ltd. ...................................................       China       41,286,000     54,227,660
    PetroChina Co. Ltd., H .......................................       China       42,819,903     47,292,222
    Yanzhou Coal Mining Co. Ltd., H ..............................       China       15,964,000     22,698,314
                                                                                                  ------------
                                                                                                   221,382,095
                                                                                                  ------------
    PHARMACEUTICALS 0.3%
    Tong Ren Tang Technologies Co. Ltd., H .......................       China        1,602,000      2,190,981
                                                                                                  ------------


                               19 | Annual Report

Templeton China World Fund

                                                                                       SHARES/
                                                                        COUNTRY         UNITS         VALUE
                                                                     -------------   ----------   ------------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    REAL ESTATE MANAGEMENT & DEVELOPMENT 3.7%
    Agile Property Holdings Ltd. .................................       China          508,000   $    577,444
    Cheung Kong (Holdings) Ltd. ..................................     Hong Kong        651,690      7,731,488
    Hopewell Holdings Ltd. .......................................     Hong Kong      5,935,500     17,958,516
    Soho China Ltd. ..............................................       China        7,189,500      3,821,784
(b) Soho China Ltd., 144A ........................................       China          712,000        378,484
                                                                                                  ------------
                                                                                                    30,467,716
                                                                                                  ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.3%
    MediaTek Inc. ................................................      Taiwan          367,062      5,331,378
    Taiwan Semiconductor Manufacturing Co. Ltd. ..................      Taiwan       16,845,330     30,302,143
                                                                                                  ------------
                                                                                                    35,633,521
                                                                                                  ------------
    SOFTWARE 0.4%
(c) Shanda Interactive Entertainment Ltd., ADR ...................       China           64,900      3,177,504
                                                                                                  ------------
    SPECIALTY RETAIL 0.4%
(c) GOME Electrical Appliances Holdings Ltd. .....................     Hong Kong      8,726,880      2,319,511
(c) I.T Ltd. .....................................................     Hong Kong      8,295,264        824,122
                                                                                                  ------------
                                                                                                     3,143,633
                                                                                                  ------------
    TEXTILES, APPAREL & LUXURY GOODS 0.3%
(c) Victory City International Holdings Ltd. .....................     Hong Kong      8,586,022      1,296,129
    Weiqiao Textile Co. Ltd., H ..................................       China        2,130,500      1,492,628
                                                                                                  ------------
                                                                                                     2,788,757
                                                                                                  ------------
    TRANSPORTATION INFRASTRUCTURE 1.6%
    Cosco Pacific Ltd. ...........................................       China        6,254,610      9,409,554
    Hopewell Highway Infrastructure Ltd. .........................     Hong Kong        593,550        359,170
    Rickmers Maritime (Trust Units) ..............................     Singapore      4,523,000      1,302,554
(c) Sichuan Expressway Co. Ltd., H ...............................       China        4,520,000      1,837,043
                                                                                                  ------------
                                                                                                    12,908,321
                                                                                                  ------------
    WIRELESS TELECOMMUNICATION SERVICES 5.8%
    China Mobile Ltd. ............................................       China        4,806,270     46,757,339
    Taiwan Mobile Co. Ltd. .......................................      Taiwan          679,687      1,067,755
                                                                                                  ------------
                                                                                                    47,825,094
                                                                                                  ------------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $535,299,535) .......................................                                 797,305,003
                                                                                                  ------------
    SHORT TERM INVESTMENTS (COST $22,985,357) 2.8%
    MONEY MARKET FUNDS 2.8%
(e) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..   United States   22,985,357     22,985,357
                                                                                                  ------------
    TOTAL INVESTMENTS (COST $558,284,892) 100.1% .................                                 820,290,360
    OTHER ASSETS, LESS LIABILITIES (0.1)% ........................                                    (857,549)
                                                                                                  ------------
    NET ASSETS 100.0% ............................................                                $819,432,811
                                                                                                  ============


                               Annual Report | 20

Templeton China World Fund

See Abbreviations on page 35.

(a)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $4,566,437, representing 0.56% of net assets.

(c)  Non-income producing.

(d)  Rounds to less than 0.1% of net assets.

(e) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               21 | Annual Report

Templeton China World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .............................   $ 535,299,535
      Cost - Sweep Money Fund (Note 7) ........................      22,985,357
                                                                  -------------
      Total cost of investments ...............................   $ 558,284,892
                                                                  =============
      Value - Unaffiliated issuers ............................   $ 797,305,003
      Value - Sweep Money Fund (Note 7) .......................      22,985,357
                                                                  -------------
      Total value of investments ..............................     820,290,360
   Cash .......................................................          71,066
   Foreign currency, at value (cost $250,681) .................         251,655
   Receivables:
      Investment securities sold ..............................         117,067
      Capital shares sold .....................................       2,993,736
      Dividends ...............................................       1,995,900
   Other assets ...............................................             498
                                                                  -------------
         Total assets .........................................     825,720,282
                                                                  -------------
Liabilities:
   Payables:
      Investment securities purchased .........................       1,867,013
      Capital shares redeemed .................................       2,652,291
      Affiliates ..............................................       1,368,919
   Accrued expenses and other liabilities .....................         399,248
                                                                  -------------
         Total liabilities ....................................       6,287,471
                                                                  -------------
            Net assets, at value ..............................   $ 819,432,811
                                                                  =============
Net assets consist of:
   Paid-in capital ............................................   $ 571,267,970
   Undistributed net investment income ........................      11,401,849
   Net unrealized appreciation (depreciation) .................     262,006,115
   Accumulated net realized gain (loss) .......................     (25,243,123)
                                                                  -------------
            Net assets, at value ..............................   $ 819,432,811
                                                                  =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 22

Templeton China World Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

CLASS A:
   Net assets, at value .........................................   $404,877,484
                                                                    ============
   Shares outstanding ...........................................     13,535,585
                                                                    ============
   Net asset value per share(a) .................................   $      29.91
                                                                    ============
   Maximum offering price per share (net asset value per
      share / 94.25%) ...........................................   $      31.73
                                                                    ============
CLASS B:
   Net assets, at value .........................................   $ 10,760,282
                                                                    ============
   Shares outstanding ...........................................        361,866
                                                                    ============
   Net asset value and maximum offering price per share(a).. ....   $      29.74
                                                                    ============
CLASS C:
   Net assets, at value .........................................   $135,688,188
                                                                    ============
   Shares outstanding ...........................................      4,587,620
                                                                    ============
   Net asset value and maximum offering price per share(a).. ....   $      29.58
                                                                    ============
ADVISOR CLASS:
   Net assets, at value .........................................   $268,106,857
                                                                    ============
   Shares outstanding ...........................................      8,918,396
                                                                    ============
   Net asset value and maximum offering price per share .........   $      30.06
                                                                    ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               23 | Annual Report

Templeton China World Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends: (net of foreign taxes of $1,870,315)
      Unaffiliated issuers ...........................................................   $ 24,259,615
      Sweep Money Fund (Note 7) ......................................................         20,408
                                                                                         ------------
         Total investment income .....................................................     24,280,023
                                                                                         ------------
Expenses:
   Management fees (Note 3a) .........................................................      7,621,024
   Administrative fees (Note 3b) .....................................................      1,224,168
   Distribution fees: (Note 3c)
      Class A ........................................................................        800,409
      Class B ........................................................................         91,153
      Class C ........................................................................      1,037,613
   Transfer agent fees (Note 3e and 3f) ..............................................      1,264,439
   Custodian fees (Note 4) ...........................................................        336,744
   Reports to shareholders ...........................................................        130,851
   Registration and filing fees ......................................................         80,994
   Professional fees .................................................................         55,539
   Trustees' fees and expenses .......................................................         46,763
   Other .............................................................................         40,982
                                                                                         ------------
         Total expenses ..............................................................     12,730,679
         Expense reductions (Note 4) .................................................           (790)
                                                                                         ------------
            Net expenses .............................................................     12,729,889
                                                                                         ------------
               Net investment income .................................................     11,550,134
                                                                                         ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................    (24,619,759)
      Foreign currency transactions ..................................................        (55,228)
                                                                                         ------------
               Net realized gain (loss) ..............................................    (24,674,987)
                                                                                         ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (31,999,120)
      Translation of other assets and liabilities denominated in foreign currencies ..         42,189
                                                                                         ------------
               Net change in unrealized appreciation (depreciation) ..................    (31,956,931)
                                                                                         ------------
Net realized and unrealized gain (loss) ..............................................    (56,631,918)
                                                                                         ------------
Net increase (decrease) in net assets resulting from operations ......................   $(45,081,784)
                                                                                         ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 24

Templeton China World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED AUGUST 31,
                                                                                    -----------------------------
                                                                                        2009            2008
                                                                                    ------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................................................   $ 11,550,134   $    9,123,812
      Net realized gain (loss) from investments and foreign currency
         transactions ...........................................................    (24,674,987)      84,965,526
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies .............................................................    (31,956,931)    (211,484,623)
                                                                                    ------------   --------------
         Net increase (decrease) in net assets resulting from operations ........    (45,081,784)    (117,395,285)
                                                                                    ------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ................................................................     (2,936,084)      (5,528,150)
         Class B ................................................................         (5,084)         (77,438)
         Class C ................................................................        (93,010)        (901,600)
         Advisor Class ..........................................................     (3,405,294)      (4,761,563)
      Net realized gains:
         Class A ................................................................    (29,140,968)     (26,369,910)
         Class B ................................................................     (1,053,940)      (1,003,393)
         Class C ................................................................    (11,319,329)     (10,117,868)
         Advisor Class ..........................................................    (23,542,784)     (17,467,990)
                                                                                    ------------   --------------
      Total distributions to shareholders .......................................    (71,496,493)     (66,227,912)
                                                                                    ------------   --------------
      Capital share transactions: (Note 2)
         Class A ................................................................     45,005,387      (12,556,689)
         Class B ................................................................     (1,321,500)      (2,584,318)
         Class C ................................................................      3,890,335      (11,409,956)
         Advisor Class ..........................................................     18,830,891      (34,873,776)
                                                                                    ------------   --------------
      Total capital share transactions ..........................................     66,405,113      (61,424,739)
                                                                                    ------------   --------------
      Redemption fees ...........................................................             --           33,483
                                                                                    ------------   --------------
            Net increase (decrease) in net assets ...............................    (50,173,164)    (245,014,453)
Net assets:
   Beginning of year ............................................................    869,605,975    1,114,620,428
                                                                                    ------------   --------------
   End of year ..................................................................   $819,432,811   $  869,605,975
                                                                                    ============   ==============
Undistributed net investment income included in net assets:
   End of year ..................................................................   $ 11,401,849   $    6,438,056
                                                                                    ============   ==============

   The accompanying notes are an integral part of these financial statements.


                               25 | Annual Report

Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 26

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                               27 | Annual Report

Templeton China World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                               Annual Report | 28

Templeton China World Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                        YEAR ENDED AUGUST 31,
                                                       -------------------------------------------------------
                                                                  2009                         2008
                                                       --------------------------   --------------------------
                                                         SHARES         AMOUNT        SHARES         AMOUNT
                                                       ----------   -------------   ----------   -------------
CLASS A SHARES:
   Shares sold .....................................    5,783,359   $ 155,180,115    4,757,830   $ 204,519,943
   Shares issued in reinvestment of distributions ..    1,317,570      29,050,541      581,014      28,291,012
   Shares redeemed .................................   (5,472,810)   (139,225,269)  (6,007,179)   (245,367,644)
                                                       ----------   -------------   ----------   -------------
   Net increase (decrease) .........................    1,628,119   $  45,005,387     (668,335)  $ (12,556,689)
                                                       ==========   =============   ==========   =============
CLASS B SHARES:
   Shares sold .....................................       56,340   $   1,490,928       71,705   $   3,178,486
   Shares issued in reinvestment of distributions ..       43,243         952,643       19,606         953,654
   Shares redeemed .................................     (152,115)     (3,765,071)    (166,916)     (6,716,458)
                                                       ----------   -------------   ----------   -------------
   Net increase (decrease) .........................      (52,532)  $  (1,321,500)     (75,605)  $  (2,584,318)
                                                       ==========   =============   ==========   =============
CLASS C SHARES:
   Shares sold .....................................    1,470,165   $  37,854,713    1,245,382   $  53,856,505
   Shares issued in reinvestment of distributions ..      415,266       9,098,474      181,329       8,773,549
   Shares redeemed .................................   (1,762,149)    (43,062,852)  (1,854,594)    (74,040,010)
                                                       ----------   -------------   ----------   -------------
   Net increase (decrease) .........................      123,282   $   3,890,335     (427,883)  $ (11,409,956)
                                                       ==========   =============   ==========   =============
ADVISOR CLASS SHARES:
   Shares sold .....................................    2,139,420   $  58,206,598      748,176   $  30,586,063
   Shares issued in reinvestment of distributions ..      700,945      15,504,912      233,133      11,397,752
   Shares redeemed .................................   (2,145,243)    (54,880,619)  (1,801,813)    (76,857,591)
                                                       ----------   -------------   ----------   -------------
   Net increase (decrease) .........................      695,122   $  18,830,891     (820,504)  $ (34,873,776)
                                                       ==========   =============   ==========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               29 | Annual Report

Templeton China World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Fund's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ......   0.35%
Class B ......   1.00%
Class C ......   1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.


                               Annual Report | 30

Templeton China World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......   $224,200
Contingent deferred sales charges retained ..   $ 48,767

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $1,264,439, of which $725,411 was retained by Investor Services.

F. SPECIAL SERVICING AGREEMENT

Effective May 1, 2009, the Fund, which is an underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement with the Allocator Funds, pursuant to which the Fund pays a portion of eligible Allocator Funds' expenses, which include transfer agency and shareholder service costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers Inc. or administered by FT Services, affiliates of TAML. Expenses allocated to the Fund under the Special Servicing Agreement are included in transfer agent fees on the Statement of Operations, and the amount payable to the Allocator Funds is included in the payable to affiliates on the Statement of Assets and Liabilities. For the year ended August 31, 2009, the Fund was allocated expenses of $46,127. At August 31, 2009, 9.27% of the Fund's outstanding shares were held by the Allocator Funds.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $6,453,484 expiring in 2017.


                               31 | Annual Report

Templeton China World Fund

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $15,488,964.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, was as follows:

                                     2009          2008
                                 -----------   -----------
Distributions paid from:
   Ordinary income ...........   $17,569,692   $26,212,639
   Long term capital gain ....    53,926,801    40,015,273
                                 -----------   -----------
                                 $71,496,493   $66,227,912
                                 ===========   ===========

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................   $ 561,920,682
                                                               =============
Unrealized appreciation ....................................   $ 294,147,304
Unrealized depreciation ....................................     (35,777,626)
                                                               -------------
Net unrealized appreciation (depreciation) .................   $ 258,369,678
                                                               =============
Distributable earnings - undistributed ordinary income .....   $  11,736,964
                                                               =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $139,856,217 and $147,780,630, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 32

Templeton China World Fund

8. CONCENTRATION OF RISK

Investing in securities of "China companies" may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People's Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At August 31, 2009, the Fund had 66.3%, 16.4%, and 13.7% of its net assets invested in China, Hong Kong, and Taiwan, respectively.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $775 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUATION MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                               33 | Annual Report

Templeton China World Fund

10. FAIR VALUATION MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At August 31, 2009, all the Fund's investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt


                               Annual Report | 34

Templeton China World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON CHINA WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton China World Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               35 | Annual Report

Templeton China World Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $53,926,800 as a long term capital gain dividend for the fiscal year ended August 31, 2009.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,131,049 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $4,399,173 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 18, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

RECORD DATE: 12/18/2008

                       FOREIGN TAX PAID    FOREIGN SOURCE     FOREIGN QUALIFIED
CLASS                      PER SHARE      INCOME PER SHARE   DIVIDENDS PER SHARE
-----                  ----------------   ----------------   -------------------
Class A ............        $0.0694            $0.8356             $0.1536
Class B ............        $0.0694            $0.5976             $0.1098
Class C ............        $0.0694            $0.6142             $0.1129
Advisor Class ......        $0.0694            $0.9513             $0.1748

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 36

Templeton China World Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               37 | Annual Report

Templeton China World Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                                  NUMBER OF
                                                                             PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                        LENGTH OF           COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              -----------------   ---------------------   -------------------   ---------------------------------
HARRIS J. ASHTON (1932)          Trustee             Since 1993              134                   Bar-S Foods (meat packing
500 East Broward Blvd.                                                                             company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee             Since 2008              31                    SLM Corporation (Sallie Mae)
500 East Broward Blvd.                                                                             and Allied Capital
Suite 2100                                                                                         Corporation (financial
Fort Lauderdale, FL 33394-3091                                                                     services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee             Since 1999              23                    Fortis, Inc. (utility
500 East Broward Blvd.                                                                             holding company), Victory
Suite 2100                                                                                         Nickel Inc. (mineral
Fort Lauderdale, FL 33394-3091                                                                     exploration) and ABACO
                                                                                                   Markets Limited (retail
                                                                                                   distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead                Trustee since 1996      134                   Hess Corporation
500 East Broward Blvd.           Independent         and Lead Independent                          (exploration and refining of
Suite 2100                       Trustee             Trustee since 2007                            oil and gas), H.J. Heinz
Fort Lauderdale, FL 33394-3091                                                                     Company (processed foods and
                                                                                                   allied products), RTI
                                                                                                   International Metals, Inc.
                                                                                                   (manufacture and
                                                                                                   distribution of titanium),
                                                                                                   Canadian National Railway
                                                                                                   (rail-road) and White
                                                                                                   Mountains Insurance Group,
                                                                                                   Ltd. (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 38

                                                                                  NUMBER OF
                                                                             PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                        LENGTH OF           COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              -----------------   ---------------------   -------------------   ---------------------------------
DAVID W. NIEMIEC (1949)          Trustee             Since 2005              23                    Emeritus Corporation
500 East Broward Blvd.                                                                             (assisted living) and OSI
Suite 2100                                                                                         Pharmaceuticals, Inc.
Fort Lauderdale, FL 33394-3091                                                                     (pharmaceutical products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee             Since 2003              134                   Hess Corporation (exploration
500 East Broward Blvd.                                                                             and refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee             Since 2005              142                   None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee             Since 1999              23                    None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee             Since 2006              38                    El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney at law.


                               39 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                                  NUMBER OF
                                                                             PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                        LENGTH OF           COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              -----------------   ---------------------   -------------------   ---------------------------------
**CHARLES B. JOHNSON (1933)      Trustee, Chairman   Trustee and Chairman    134                   None
One Franklin Parkway             of the Board        of the Board since
San Mateo, CA 94403-1906         and Vice            1995 and Vice
                                 President           President since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee             Since 2007              90                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief               Chief Compliance        Not Applicable        Not Applicable
One Franklin Parkway             Compliance          Officer since 2004
San Mateo, CA 94403-1906         Officer and         and Vice President -
                                 Vice President      AML Compliance since
                                 - AML               2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief Executive     Since March 2009        Not Applicable        Not Applicable
One Franklin Parkway             Officer -
San Mateo, CA 94403-1906         Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)           Vice President      Since March 2009        Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 40

                                                                                  NUMBER OF
                                                                             PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                        LENGTH OF           COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              -----------------   ---------------------   -------------------   ---------------------------------
DAVID P. GOSS (1947)             Vice President      Since 2000              Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President      Vice President since    Not Applicable        Not Applicable
One Franklin Parkway                                 August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President      Since 1996              Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

MARK MOBIUS (1936)               President and       President since 1993    Not Applicable        Not Applicable
17th Floor, Chater House         Chief Executive     and Chief Executive
8 Connaught Road Central         Officer -           Officer - Investment
Hong Kong                        Investment          Management since 2002
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).

MARK H. OTANI (1968)             Treasurer, Chief    Since March 2009        Not Applicable        Not Applicable
One Franklin Parkway             Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.


                               41 | Annual Report

                                                                                  NUMBER OF
                                                                             PORTFOLIOS IN FUND
NAME, YEAR OF BIRTH                                        LENGTH OF           COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------              -----------------   ---------------------   -------------------   ---------------------------------
ROBERT C. ROSSELOT (1960)        Secretary and       Secretary since 2004    Not Applicable        Not Applicable
500 East Broward Blvd.           Vice President      and Vice President
Suite 2100                                           since August 2009
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President      Since August 2009       Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President      Since 2005              Not Applicable        Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 42

Templeton China World Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                               43 | Annual Report

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               Annual Report | 44

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Fund had converted from a closed-end fund to an open-end fund in August 2003 and the Lipper report for this agreement renewal showed the performance of the Fund's Class A shares for the five-year period ended February 28, 2009, in comparison with a performance universe consisting of the Fund and all retail and institutional China region funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such universe experienced losses for the one-year period. On a comparative basis, the Lipper report showed the Fund's total return for the one-year period to be in the highest, or best performing quintile of such performance universe, and to be in the second-highest quintile of such universe during the previous three- and five-year periods on an annualized basis. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense group consisted of seven funds and the expense comparisons showed the Fund's contractual investment management fee rate to be the highest in such group, and its actual total expense rate to be the second highest in such group. The Board noted that the Fund's actual total expense rate was within 23 basis points of the expense group median and found such comparative fee and expenses to be acceptable in view of the Fund's comparative performance and factors relating to the Fund's operations, such as the background and experience of its portfolio managers and research staff, and their physical presence and coverage in the geographical area in which the Fund invests.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin


                               45 | Annual Report

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit


                               Annual Report | 46

Templeton China World Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

margin on management services provided such a fund. The Fund is charged a fee for administrative services at the rate of 0.20% of its net assets, as well as a separate fee for management advisory services at the rate of 1.25% on the first $1 billion of its net assets; 1.20% on the next $4 billion of net assets; with additional breakpoints continuing on net assets exceeding $5 billion. At the start of 2008, the Fund had net assets of approximately $1.24 billion, which had declined to $507 million at December 31, 2008, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, this schedule of fees provides some sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               47 | Annual Report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON CHINA WORLD FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

188 A2009 10/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $35,517 for the fiscal year ended August 31, 2009 and $38,362 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $819 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $283,258 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended August 31, 2009 and $284,077 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By /s/LAURA F. FERGERSON
-------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
-------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

By /s/MARK H. OTANI
------------------------------------
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date:  October 28, 2009